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    EXHIBIT 10.3: CONVERSION AGREEMENT, DATED APRIL 12, 2001, BY AND BETWEEN
                PURCHASESOFT, INC. AND L-R GLOBAL PARTNERS, L.P.



                                                                           FINAL

                               PURCHASESOFT, INC.

         This CONVERSION AGREEMENT (this "AGREEMENT"), made as of the 12th day of April, 2001, between PURCHASESOFT, INC., a Delaware corporation (the "COMPANY"), and L-R GLOBAL PARTNERS, L.P., a Delaware limited partnership ("INVESTOR").

         WHEREAS, the Company issued on each of March 23, 2000 and January 30, 2001 a demand promissory note to the Investor in the principal amount of $5,000,000.00 each (together, the "NOTES");

         WHEREAS, the Investor desires to convert the aggregate principal amount of $10,000,000.00 and interest accrued on the Notes (the "COMPANY DEBT") into shares of the Company's common stock, $0.01 par value per share (the "COMMON STOCK");

         WHEREAS, the Notes are not by their terms convertible, but the Company believes it is in its best interests to allow a conversion of the Notes into Common Stock, thereby canceling its debt owing to the Investor under the Notes; and

         WHEREAS, the Company desires to permit the conversion of the Investor's Notes into Common Stock, and the Company and Investor wish to enter into an agreement setting forth the terms of the conversion of the Notes.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

         1. CONVERSION OF THE NOTES. Subject to the terms and conditions of this agreement, on the date hereof, the Investor hereby irrevocably agrees to convert the Company Debt into such number shares (the "SHARES") of the Company's Common Stock as is equal to quotient obtained by dividing (a) the Company Debt by (b) $0.88, which price was the last reported sale price of the Company's Common Stock on April 12, 2001 (the "CONVERSION PRICE") and fulfil its obligations to convert the Company Debt by exercise of its subscription rights, through cancellation of the Company Debt as consideration, in a Rights Offering (as hereinafter defined) as described in Section 3 hereof, such conversion to take place in connection, and concurrently, with such Rights Offering, PROVIDED, HOWEVER, that in the event that a Rights Offering has not occurred permitting such conversion of the Company Debt to take place prior to June 30, 2001 in such Rights Offering, then the Investor irrevocably agrees to convert the Company Debt on June 30, 2001 in accordance with the foregoing formula outside of a Rights Offering. Subject to and upon


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the issuance by the Company of the Shares to the Investor, the Company Debt
shall be deemed to have been discharged and paid in full by the Company and the Company shall have no further obligation or liability of any kind whatsoever to the Investor with respect to the Company Debt.

         2. REPRESENTATION AND WARRANTY. This Agreement constitutes the valid and binding agreement of each party hereto, enforceable against such party in accordance with its terms, except to the extent enforcement thereof may be limited by insolvency, bankruptcy and similar laws affecting generally the enforcement of creditor's rights and by the discretionary nature of equitable remedies.

         3. RIGHTS OFFERING. The Company hereby covenants and agrees with Investor that as promptly as practicable after the date hereof, the Company shall conduct a "rights offering" providing to all of the Company's stockholders the right to purchase shares of the Company's Common Stock at the Conversion Price (a "RIGHTS OFFERING"), which Rights Offering and the shares issued in connection therewith, shall be registered under the Securities Act of 1933, as amended (the "1933 ACT").

         3A. INVESTMENT REPRESENTATIONS. In the event that the conversion of the Company Debt contemplated pursuant to Section 2 and the proviso therein occurs on June 30, 2001 outside of a Rights Offering, the Investor understands and agrees that:

                  This Agreement is made with Investor in reliance upon Investor's representation to the Company, which by Investor's execution of this Agreement Investor hereby confirms, that the shares issued upon conversion of the Notes outside of a Rights Offering (as a such, the "RESTRICTED SHARES") will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Restricted Shares. Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

                  The Restricted Shares will be characterized as a "restricted security" under the federal securities laws inasmuch as they will be acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations neither the Restricted Shares may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of the Restricted Shares unless:

                           (a) There is then in effect a Registration Statement
under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or


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                           (b) (i) Investor shall have notified the Company of
the proposed disposition and (ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of Restricted Shares under the 1933 Act. It is understood that the Restricted Shares may bear the following legend:

                  These securities have not been registered under the Securities Act of 1933, as amended (the "ACT"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel reasonably satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 or Rule 144A of such Act.

         3B. REGISTRATION RIGHTS. In the event that the conversion of the Company Debt contemplated pursuant to Section 2 and the proviso therein occurs on June 30, 2001 outside of a Rights Offering, the Company hereby agrees to enter into, at such time, a customary registration rights agreement with the Investor, in form and substance mutually acceptable to the Company and the Investor, providing for the registration under Act of the resale of such Restricted Shares.

         4. MISCELLANEOUS. The representations, warranties and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. This Agreement shall be governed by and construed under the laws of the State of Delaware applicable to agreements among residents of, and entered into and to be performed entirely within, such state. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investor. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, as the case may be, and the balance of the Agreement, as the case may be, shall be interpreted as if such provision were so excluded and such agreement shall be enforceable in accordance with its respective terms. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   PURCHASESOFT, INC.



                                   By:   /s/  Philip D. Wolf
                                     ------------------------------------
                                          Name:  Philip D. Wolf
                                          Title:  Chief Financial Officer

                                   L-R GLOBAL PARTNERS, L.P.

                                   By:      L-R Managers, LLC,
                                            General Partner


                                   By:   /s/  J. Murray Logan
                                     ---------------------------------
                                            Title: Investment Manager